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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and the use of our report dated November 14, 1996 on the financial statements of Orgenics Ltd. in the registration statement Form SB-2 and related Prospectus of Selfcare, Inc. for the registration of 2,300,000 shares of its common stock.

                                          KOST LEVARY AND FORER
                                          Certified Public Accountants (Israel)
                                          a Member of Ernst & Young
                                          International


March 2, 1997

Tel-Aviv, Israel